Exhibit 10.21

Copyright Security Agreement

Copyright Security Agreement, dated as of September 30, 2013, by AZEK Building Products, Inc. (the “Pledgor”), in favor of BARCLAYS BANK PLC, in its capacity as administrative agent and collateral agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent and Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgor is party to a Term Loan Guarantee and Collateral Agreement dated as of September 30, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Term Loan Security Agreement”) in favor of the Administrative Agent and Collateral Agent pursuant to which the Pledgor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent and Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Term Loan Security Agreement and used herein have the meaning given to them in the Term Loan Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. The Pledgor hereby pledges and grants to the Administrative Agent and Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

(a) Copyrights of the Pledgor listed on Schedule I attached hereto; and

(b) all proceeds of any and all of the foregoing (other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright security agreement is granted in conjunction with the security interest granted to the Administrative Agent and Collateral Agent pursuant to the Term Loan Security Agreement and the Pledgor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent and Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Term Loan Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright security agreement is deemed to conflict with the Term Loan Security Agreement, the provisions of the Term Loan Security Agreement shall control unless the Administrative Agent and Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the Termination Date or such other date as Pledged Collateral may be released pursuant to Section 7.15 of the Term Loan Security Agreement, the Administrative Agent and Collateral Agent shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral grant, assignment, lien and security interest pledged and granted in and to all of its right, title and interest in, to and under the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Copyright Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, the Pledgor has caused this Copyright security agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

AZEK Building Products, Inc.,
as Pledgor

By:	/s/ Eric K. Jungbluth
Name: Eric K. Jungbluth
Title: Chief Executive Officer

[Signature Page to Copyright Security Agreement (Term Loan)]

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent

By:	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

[Signature Page to Copyright Security Agreement (ABL)]